LIMITED CREDIT GUARANTY AGREEMENT

         THIS AGREEMENT is executed as of September 1, 1999 by CAVALIER HOMES, INC., a Delaware corporation (the "Guarantor"), and FIRST COMMERCIAL BANK, a state banking corporation (the "Credit Obligor"), as lender and secured party.

                                    Recitals

                  The Guarantor has an interest in Lamraft, L.P., a Texas limited partnership (the "Borrower").

         The Borrower has applied to the Credit Obligor for the issuance of an irrevocable, direct pay, letter of credit to secure $2,500,000 Adjustable Rate Industrial Development Revenue Bonds, Series 1999 (Lamraft, L.P. Project), dated September 1, 1999, to be issued by the Hillsboro Industrial Development Corporation to finance an industrial manufacturing project for use by the Borrower and certain other persons (as defined herein) related to the Borrower.

         The Credit Obligor has agreed to issue the letter of credit (the "Letter of Credit") for the benefit of the Borrower, for such purposes, upon the terms and conditions and subject to the conditions precedent set forth in that certain Credit Agreement of even date between the Borrower and the Credit Obligor (the "Credit Agreement").


                                    Agreement

         NOW THEREFORE, in consideration of the foregoing Recitals, and to induce the Credit Obligor to enter into the Credit Agreement and to issue the Letter of Credit the Guarantor hereby covenants and agrees as follows:

                                   ARTICLE I

                     Provisions of General Application

         SECTION 1.01    Definitions

         For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         "Assignment" shall mean the Absolute Assignment of Rents and Leases dated as of September 1, 1999 executed by the Borrower to the Credit Obligor

         "Bond  Documents"  shall  mean   collectively  each  of  the  following
documents as any of the same may at any time be amended, supplemented or restated:

                  (a)      the Indenture,

                  (b)      the Loan Agreement,

                  (c) Remarketing Agreement with respect to the Bonds among the Issuer, Borrower, Trustee, and First Commercial Bank, as remarketing agent.

         Borrower shall have the meaning assigned in the Recitals hereto.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" shall mean all properties and interests in properties of the Borrower which secure the Credit Obligor Indebtedness or are variously defined, referenced or described as "Collateral" in any of the Credit Obligor Financing Documents.

         "Credit Agreement" shall have the meaning assigned in   the    recitals
hereto.

         "Credit Guaranty" shall mean collectively the Limited Credit Guaranty Agreements dated as of September 1, 1999 from the Guarantors to the Credit Obligor.

         "Credit Obligor Financing Documents" shall mean collectively the Credit Agreement, the Credit Guaranty, the Deed of Trust, the Assignment and any and all amendments or supplements to any thereof.

         "Credit Obligor Indebtedness" shall mean all indebtedness and other amounts at any time to be paid to Credit Obligor by the Borrower or any Obligor (as defined in the Credit Agreement) or any affiliate of any thereof under the Credit Obligor Financing Documents.

         "Deed of Trust" shall mean the Deed of Trust, Security Agreement and Fixture Filing dated as of September 1, 1999, by the Borrower to the Credit Obligor.

         "Default" shall mean an event or condition the occurrence of which would, with or without the lapse of time or the giving of notice or both, be an Event of Default.

         "Event of Default" shall mean an event as defined in Article VI.

         "Financing Documents" shall mean collectively the Bond Documents    and
the Credit Documents.

         "Financing Participants" shall mean the  parties   to   the   Financing
Documents.

         "Guarantor" means Cavalier Homes, Inc., and the successors and assigns thereof.

         "Guarantor Indebtedness" shall mean all indebtedness and other amounts at any time to be paid by the Borrower or any Obligor (as defined in the Credit Agreement) or any affiliate of any thereof to the Guarantor.

         "Guarantors" means collectively the following and the respective heirs, executors, administrators and assigns thereof:

                  (i)      Lee Roy Jordan,
                  (ii)     Cavalier Homes, Inc.,
                  (iii)    Patriot Homes, Inc.,
                  (iv)     Oakwood Homes Corporation, and
                  (v)      Southern Energy Homes, Inc.

         "Indenture" shall mean the Trust Indenture dated as of September 1, 1999 between the Issuer and the Trustee with respect to the Bonds.

         "Issuer" shall mean the Hillsboro Industrial Development   Corporation,
and any successor to its functions.

         "Letter of Credit" means the Irrevocable Letter of Credit No. ___ dated
the date of delivery thereof, issued by the Credit Obligor for the benefit    of
the Borrower pursuant to the Credit Agreement.

         "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease assignment or bailment for security purposes. For the purposes of this Agreement, the Guarantor shall be deemed to be the owner of any Property which it has acquired or holds or hold subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other person for security purposes.

         "Loan Agreement" shall mean the Loan Agreement dated as of September 1, 1999 between the Issuer and the Borrower with respect to the Project.

         "Material Adverse Effect" shall mean any act or circumstance or event which (i) causes an Event of Default or Default, (ii) otherwise might be material and adverse to the financial condition or business operations of the Guarantor or (iii) would adversely affect the validity or enforceability of any of the Financing Documents or any of the papers executed in connection therewith.

         "Maximum Guaranteed Percentage" shall mean twenty-four percent (24%).

         "1997 Credit Agreement" shall mean the Credit Agreement between the Borrower and the Credit Obligor dated July 15, 1997.


         "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, an association, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

         "Project" shall mean the real and personal property described in the Deed of Trust, Loan Agreement and Indenture as the "Project".

         "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Tribunal" shall mean any state, commonwealth, federal, foreign, district, territorial, or other court or governmental department, board, bureau, agency or instrumentality having jurisdiction over Guarantor.

         SECTION 1.02    Accounting Principles

         The Guarantor shall maintain books and records in accordance with generally accepted accounting principles ("GAAP" as defined in the Credit Agreement) consistently applied.

         SECTION 1.03    Action Taken Directly or Indirectly

         Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         SECTION 1.04    Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the State of Alabama.

         SECTION 1.05    General Provisions of Construction

         (1) Capitalized terms used herein without definition shall have the meaning assigned to them in the Indenture or the Credit Agreement.

         (2) Singular terms shall include the plural as well as the singular, and vice versa.

         (3) All references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and subdivisions of this instrument as originally executed.

         (4) The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.


         SECTION 1.06    Effect of Headings and Table of Contents

         The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.


                                 ARTICLE II

                                  Guaranty

         SECTION 2.01Guaranty of Obligations

         (a) Subject to and limited by the provisions of subsection 2.01(d) hereof, the Guarantor hereby absolutely and unconditionally guarantees the punctual payment when due (whether at stated maturity, by acceleration or call for redemption or otherwise), in lawful money of the United States of America, of all of the following (collectively the "Obligations"):

                  (1) all letter of credit commissions, fees, charges and costs becoming due and payable under the Credit Agreement in accordance with the terms thereof;

                  (2) all amounts becoming due and payable under the Credit Agreement in accordance with the terms thereof as reimbursement of amounts paid by the Credit Obligor under the Letter of Credit;

                  (3) all late charges and all interest on late payments becoming due and payable under the Credit Agreement in accordance with the terms thereof;

                  (4) all amounts becoming due and payable under the Credit Agreement in accordance with the terms thereof upon the occurrence and continuance of an Event of Default under the Credit Agreement;

                  (5) all amounts becoming due and payable under the Credit Agreement as reimbursement of increased costs to the Credit Obligor caused by changes in laws or regulations or in the interpretation thereof;

                  (6) all other amounts becoming due and payable by the Borrower under the Credit Agreement;

                  (7) all amounts becoming due and payable by the Borrower under the terms of the Deed of Trust (including but not limited to reimbursement for advancements made by the Credit Obligor under the Deed of Trust), the Assignment and any other security agreements, guarantees, mortgages or other documents now or hereafter evidencing or securing the Borrower's performance of its obligations under the Credit Agreement; and

                  (8) all renewals and extensions of any or all the  obligations of the Borrower described in paragraphs (1) through (7) above (including without limitation any renewal or extension of, and any substitute for, the Letter of Credit), whether or not any renewal or extension agreement is executed in connection therewith.

         (b) The guaranty set forth in this Section is an absolute and irrevocable guaranty of payment and not of collectibility or performance and is in no way conditioned or contingent upon any attempt to collect from the Borrower or any other Person, or to realize upon any Property subject to the Lien of the Indenture, the Deed of Trust or the Assignment, or upon any other direct or indirect security for the Bonds or the Obligations, or resort to any other remedies.

         (c) Each default in payment of any amount of the Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises.

         (d) By acceptance hereof, the Credit Obligor covenants and agrees that, anything herein or in the Financing Documents to the contrary notwithstanding, the obligations of, and recourse against, the Guarantor for payment of any amounts pursuant to this Agreement shall be limited to and shall not exceed the Maximum Guaranteed Percentage of such amounts, as determined on the basis of the aggregate amounts described in Section 2.01(a) or otherwise due hereunder which are outstanding at the time demand for payment thereof is made in accordance herewith, without regard to or taking into account any demand upon, or payment or contribution by, any other Financing Participant (except as otherwise provided herein) with respect to such amounts.

         SECTION 2.02    Character of Obligations Hereunder

         (a) All obligations of the Guarantor under this Agreement are unconditional, primary, absolute and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, to the fullest extent permitted under applicable law, the obligations of the Guarantor hereunder shall not be subject to or impaired by:

                  (i)      any inability or failure on the part of   any   party
         thereto to perform or comply with the Financing Documents or the Bonds;

                  (ii) any invalidity or irregularity in any statutory or other proceedings relating to the formation or existence of any of the Financing Participants, to the issuance of the Bonds or to the execution and delivery of any Financing Document;

                  (iii) any invalidity or unenforceability of, or any impairment, modification or release of liability of any party under, or any impossibility, impracticability, illegality or frustration of performance by any party of, any of the Financing Documents or the Bonds, for any reason whatsoever, including, without limitation, any decision by any court invalidating or otherwise affecting the obligations of any party under or in connection with any of the Financing Documents or the Bonds;

                  (iv) any inability or failure on the part of any of the Financing Participants to perform or comply with any of the Financing Documents;

                  (v) any invalidity or unenforceability of, or any impairment, modification or release of liability of the Guarantor under, or any impossibility, impracticability, illegality or frustration of performance by the Guarantor of this Agreement;

                  (vi) the voluntary or involuntary liquidation, dissolution, merger, consolidation, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, moratorium, arrangement, composition with creditors or readjustment of debt of, or other similar proceedings affecting, any of the Financing Participants;

                  (vii) any waiver, consent, extension, indulgence or other action or inaction in respect of any Financing Document or the Bonds, including any modification, amendment or supplement to any of the foregoing, the renewal or extension of the Bonds, the release of any Property subject to the Lien of the Indenture or the Deed of Trust, or the Loan Agreement or any other similar act;

                  (viii) any right of setoff, counterclaim or defense, or any act, omission or breach on the part of the Borrower, the Credit Obligor or the Guarantor or any of the other Financing Participants;

                  (ix) any claim whatsoever against the Borrower or the Issuer or any of the other Financing Participants;

                  (x) any defect in the title, compliance with specifications, value, condition, design, operation, merchantability, quality, durability or suitability of, consequences of use or misuse of, or unfitness for use of, the Project or any part thereof, any abandonment, destruction, noncompletion, requisition, condemnation, foreclosure of or damage to the Project or any part thereof, or any event of force majeure relating to the Project or any part thereof;
                  (xi) any breach of any representation or warranty relating to the Bonds or the Project;

                  (xii) any release, extinguishment or satisfaction of the Borrower's obligations to make payments of Obligations until there have been paid to the Credit Obligor in lawful currency of the United States an amount sufficient to pay all Obligations (including interest on overdue amounts of Obligations including, to the extent permitted by applicable law, interest) that would have been due and owing to the Credit Obligor by the Borrower had the Borrower's obligations not been so released, extinguished or satisfied;

                  (xiii) the failure to give notice to the Guarantor of the occurrence of any default or event of default under the Bonds or any of the Financing Documents;

                  (xiv) the compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of any of the parties to any of the Financing Documents under the Bonds or the Financing Documents;

                  (xv) any assignment, pledge or mortgage of all or any part of the interest of any of the Financing Participants in the Project or the Collateral;

                  (xvi) any waiver of the payment, performance or observance by any of the Financing Participants of any obligation, agreement or covenant of any of them contained in the Bonds or the Financing Documents;

                  (xvii) the extension of the time for payment of any amount of the Obligations or any part thereof or of the time for performance of any other obligations, agreements or covenants of any of the Financing Participants under the Bonds or the Financing Documents;

                  (xviii) the modification or amendment (whether material or otherwise) of any obligation, agreement or covenant contained in the Bonds or the Financing Documents;

                  (xix) any failure, omission, or delay on the part of any of the Financing Participants to enforce, assert or exercise any right, power or remedy conferred upon any of them by the Bonds or the Financing Documents;

                  (xx) the bankruptcy, insolvency, reorganization, appointment of a receiver for, or dissolution of any of the Financing Participants, or the entering by any or all of them into an agreement of composition with creditors, or the making by any or all of them of an assignment for the benefit of creditors;

                  (xxi) any rights of set-off, recoupment, counterclaim or other defense, whether similar or dissimilar to the foregoing, which the Guarantor might otherwise have against any of the Financing Participants or any other person;
                  (xxii) the default or failure of any one or more of the Financing Participants to perform fully any obligation, covenant or agreement contained in the Bonds or the Financing Documents;

                  (xxiii) the release or discharge of any one or more of the Financing Participants by operation of law, to the extent that such release or discharge may be lawfully avoided, from the performance or observance of any agreement or covenant contained in the Bonds or the Financing Documents;

                  (xxiv) the invalidity or unenforceability of the Bonds or the Financing Documents or of any provision of such instruments; or

                   (xxv) any other matter that might otherwise be raised in avoidance of, or in defense against, an action to enforce the obligations of the Guarantor under this Agreement.

         (b) The Guarantor acknowledges that this Agreement is executed for the benefit of the Credit Obligor and that the Credit Agreement and the Letter of Credit will be executed and delivered in reliance on this Agreement. No act of commission or omission of any kind at any time on the part of the Credit Obligor in respect of any matter whatsoever shall in any way affect or impair any right, power or benefit of the Credit Obligor under this Agreement and, to the extent permitted by applicable law, no setoff, claim, reduction, diminution of any obligation, or any defense of any kind or nature which the Guarantor may have against the Credit Obligor shall be available against the Credit Obligor in any suit or action brought by the Credit Obligor to enforce any right, power or benefit under this Agreement.


                                ARTICLE III

                    Waivers; Termination; No Subrogation

         SECTION 3.01   Waivers

         (a) The Guarantor hereby waives all of the following and all defenses, counterclaims, or offsets which the Guarantor may have by reason thereof: (1) notice of acceptance hereof, notice of any action taken or omitted in reliance hereon, notice of any defaults by the Borrower in the payment of any such sums, and notice of the creation, renewal, or accrual of any liability of the Borrower, (2) any presentment, demand, notice or protest of any kind, (3) any right (i) to have joined any of the other Financing Participants with the Guarantor in any suit brought against the Guarantor on this Agreement, (ii) to require the Credit Obligor to forthwith bring suit against any of the other Financing Participants, and (iii) to require that the Credit Obligor obtain any judgment against any of the other Financing Participants in connection with the enforcement of any rights against the Guarantor hereunder, and (4) any other act or thing (including without limitation alteration of the Bonds or the Financing Documents or debt evidenced thereby or security therefor), or omission or delay to do any other act or thing which may, by operation of law or otherwise, in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor.

         (b) The Guarantor hereby waives, as to the enforcement of this Agreement, (1) all rights of exemption that the Guarantor may have under the constitution and laws of any state as to any levy on and sale of property and
(2) presentation and demand for payment (or protest of nonpayment) of Obligations or any part thereof.

         SECTION 3.02    Termination

         (a) The guaranties set forth in this Agreement shall remain in full force and effect without reference to future changes in conditions, including, to the extent permitted by applicable law, changes in law, until the Credit Obligor shall have been indefeasibly paid in full any and all sums due under the terms and provisions of the Obligations and the Financing Documents, and until such sums are not subject to rescission or repayment upon any bankruptcy, insolvency, arrangement, reorganization, moratorium, receivership or similar proceeding affecting the Issuer, the Borrower, the Guarantor, or any of the other Financing Participants.

         (b) In the event any payment on the Obligations (whether such payment is remitted by the Issuer, the Borrower, any Guarantor or any other person, from realization on collateral, through setoff or otherwise) must be refunded, paid over or otherwise released by the Credit Obligor as a result of such payment being (1) a preference or fraudulent transfer under the Bankruptcy Code of 1978, as amended, or other state or federal law or (2) disallowed as a permanent and irrevocable payment on the Obligations for any other reason, then in each such event this Agreement shall thereupon, ipso facto, be reinstated and revived to the full extent of such refunded, paid over or released payment.

         SECTION 3.03    No Right of Subrogation.

         The Guarantor will not exercise any rights of subrogation which the Guarantor may have unless and until this Agreement shall have been terminated as provided in Section 3.02. If any payment is made to the Guarantor with respect to any payments due by the Guarantor under this Agreement at any time prior to such termination of this Agreement, it will be paid forthwith to the Credit Obligor to be applied to installments due or coming due under the Obligations in the order and the manner provided in the Credit Agreement or otherwise determined by the Credit Obligor.


                              ARTICLE IV

                          Business Covenants

         SECTION 4.01    Affirmative Covenants

         The Guarantor covenants that so long as this   Agreement is in  effect,
the Guarantor shall

         (a) Payment of Indebtedness, Taxes, etc. (i) Pay all indebtedness and obligations of the Guarantor promptly and in accordance with normal terms where failure to pay would have a Material Adverse Effect, and (ii) pay and discharge or cause to be paid or discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Guarantor or upon his income and profits, or upon any of his Property, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might become a lien upon such properties or any part thereof where failure to pay would have a Material Adverse Effect; provided, however, that the Guarantor shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings.

         (b) Accounts, Financial Information. The Guarantor will maintain proper books of record and account, in which full and correct entries will be made, in accordance with generally accepted accounting principles, of all business and affairs of the Guarantor. The Guarantor shall furnish to the Credit Obligor with reasonable promptness (1) annual financial statements of the Guarantor prepared and audited by certified public accountants in accordance with generally accepted accounting principles, and (2) such other information regarding the operations, business affairs and financial condition of the Guarantor as the Credit Obligor may reasonably request.

         (c) Legal Existence. The Guarantor will maintain and preserve its legal existence and will not voluntarily dissolve without first discharging its obligations under this Agreement.

         (d) Further Assurances. On request of the Credit Obligor, promptly correct any defect, error or omission which may be discovered in any of the Financing Documents or in the contents of any of the papers executed in connection therewith or in the execution or acknowledgment thereof, and execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be requested by the Credit Obligor to carry out more effectively the purposes of this Agreement and the Financing Documents.

         SECTION 4.02    Information as to Guarantor

         Financial and Business Information. The Guarantor shall deliver to the Credit Obligor:

                  (a) Notice of Default or Event of Default. Immediately upon becoming aware of the existence of any condition or event which constitutes a default or an event of default under any Financing Document, a written notice specifying the nature and period of existence thereof and what action the Guarantor is taking or proposes to take with respect thereto;

                  (b) Notice of Claimed Default. Immediately upon becoming aware that the holder of any evidence of indebtedness or security of the Guarantor has given notice or taken any other action with respect to a claimed default or event of default thereunder which would cause a default or event of default which would have a Material Adverse Effect, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action the Guarantor are taking or proposes to take with respect thereto;

                  (c)      Requested Information.  With reasonable   promptness,
         such data and information as from   time   to   time  may be reasonably
         requested;

                  (d) Notice of Litigation. Immediately upon becoming aware of the existence of any proceedings before any Tribunal involving the Guarantor which involves the probability of any final judgment or liability against such Guarantor in an amount which would have a Material Adverse Effect, a written notice specifying the nature thereof and what action such Guarantor is taking and proposes to take with respect thereto; and

                  (e) Notice from Regulatory Agencies. Promptly upon receipt thereof, information with respect to and copies of any notices received from federal or state regulatory agencies or any Tribunal relating to an order, ruling, statute or other law or information which might have a Material Adverse Effect on the franchises, permits, licenses, or rights, or the condition, financial or otherwise, of the Guarantor.


                                     ARTICLE    V

                     Representations,    Warranties   and Agreements

         The Guarantor represents, warrants and agrees that:

         SECTION 5.01    Financial Condition

         Since the date of application to the Credit Obligor for the Letter of Credit, (i) there has been no change in the business, prospects, profits, Properties or condition (financial or otherwise) of the Guarantor, except changes in the ordinary course of business, none of which individually or in the aggregate has a Material Adverse Effect, (ii) the Guarantor has not incurred any material liability which has a Material Adverse Effect, and (iii) there exists no default under the provisions of any instrument evidencing any such liabilities or under any agreement relating thereto which would have a Material Adverse Effect.

         SECTION 5.02    Full Disclosure

         No written  statement  furnished by the Guarantor to the Credit Obligor contains any untrue  statement  of a material  fact or omits to state a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which the Guarantor has not disclosed to the Credit Obligor in writing which has a Material Adverse Effect or, so far as the Guarantor can now foresee, will have a Material Adverse Effect.

         SECTION 5.03    Pending Litigation; No Defaults

         There are no proceedings pending, or, to the knowledge of the Guarantor, threatened, against or affecting the Guarantor in any court or before any governmental authority or arbitration board or Tribunal which involve the possibility of a Material Adverse Effect or the ability of the Guarantor to perform this Agreement. The Guarantor is not in default with respect to any order of any court, governmental authority, arbitration board or Tribunal which would have a Material Adverse Effect.

         SECTION 5.04    Title to Properties

         The Guarantor has good and marketable title to the Properties thereof.

         SECTION 5.05    No Defaults

         No event has occurred and no conditions exist which would, in any material respect, upon the issuance of the Letter of Credit, constitute (i) a default under any note or other evidence of indebtedness or under any agreement of the Guarantor if the effect of such default would have a Material Adverse Effect or (ii) a default or event of default under the Financing Documents or any of them, and the Guarantor is not in violation in any material respect of any term of any agreement or other instrument to which he is a party or by which he may be bound that would have a Material Adverse Effect.

         SECTION 5.06    Governmental Consent

         No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Guarantor is required in connection with the execution and delivery of the Financing Documents to which the Guarantor is a party.


         SECTION 5.07    Compliance with Law

         The Guarantor:

                  (a) is not in violation of any laws, ordinances, governmental rules or regulations to which Guarantor is subject, or

                  (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of the Property, or to the conduct of the business, of Guarantor, which violation or failure to obtain would have a Material Adverse Effect.

         SECTION 5.08    Restrictions on Guarantor

         The Guarantor is not a party to any contract or agreement which requires consent of any creditor of the Guarantor other than the Credit Obligor or other party thereto to the right or ability of the Guarantor to incur debt or guarantee indebtedness hereunder.

         SECTION 5.09    Maintenance of Tax Exemption

         The Guarantor represents that he has not taken any action, and he knows of no action that any other Person has taken, which would cause interest on the Bonds to be includible in the gross income of the holder thereof for federal income tax purposes, and covenant that he will not take any action or omit to take any action at any time, which action or omission would result in the loss of the exemption from federal income taxation of the interest on the Bonds; provided that no such representation or covenant is made with respect to any Bonds for any period during which they are held by a "substantial user" or a "related person" as those terms are used in Section 147 of the Code. The Guarantor further represents that he will not take or omit to take any action, or permit any Person to take any action or omit to take any action, which action or omission will in any way cause the proceeds from the sale of the Bonds to be applied, or result in such proceeds being applied, in any manner other than as provided in the Financing Documents

         SECTION 5.10    Indemnification

         (a) The Guarantor will indemnify and hold harmless the Credit Obligor and each Person, if any, who controls the Credit Obligor within the meaning of
Section 15 of the Securities Act of 1933, as amended, (the Credit Obligor and any such person being in this Section collectively called a "Holder") against any and all losses, claims, damages or liabilities, joint and several, or actions in respect thereof, to which any Holder may become subject under any statute or common law or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in this Agreement, including the financial statements referred to herein, or any omission or alleged omission to state herein a material fact necessary in order to make the statements herein not misleading; and will reimburse any Holder for all legal or other expenses reasonably incurred by such Holder in connection with defending any such action or claim.

         (b) If any such action or claim shall be brought or asserted against any Holder and in respect of which indemnity may be sought from the Guarantor, such Holder shall promptly notify the Guarantor in writing and the Guarantor shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Any Holder shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Holder unless (a) the employment thereof at the expense of Guarantor has been specifically authorized by the Guarantor in writing, (b) the Guarantor have failed to assume the defense and to employ counsel, or (c) the named parties to any such action (including any impleaded parties) include both such Holder and the Guarantor, and such Holder shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Guarantor (in which case, if such Holder notifies the Guarantor in writing that it elects to employ separate counsel at the Guarantor' expense, the Guarantor shall not have the right to assume the defense of such action on behalf of such Holder, it being understood, however, that the Guarantor shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Holders, which firm shall be designated in writing by such Holders). Each Holder, as a condition of such indemnity, shall use its best efforts to cooperate with the Guarantor in the defense of any such action or claim. The Guarantor shall not be liable for any settlement of any such action effected without their written consent, but if settled with the written consent of the Guarantor, or if there be a final judgment for the plaintiff in any such action, the Guarantor agrees to indemnify and hold harmless any such Holder from and against any loss or liability by reason of such settlement or judgment.

         SECTION 5.11    Survival of Representations, Warranties and Covenants

         The representations, warranties and covenants of the Guarantor contained in this Agreement, and any other document, instrument and agreement referred to or contemplated by this Agreement, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Borrower, any Holder or any other Person, or (ii) delivery of, and payment for, the Bonds.

                               ARTICLE VI

                      Events of Default and Remedies

         SECTION 6.01    Events of Default

         An "Event of Default" shall exist under this Agreement if any of the following occurs and is continuing (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) Particular Covenant Defaults. The Guarantor fails to perform or observe any covenant or agreement contained in Section 2.01 for a period of five Business Days after notification by the Credit Obligor of such failure;

                  (b) Other Defaults. The Guarantor fails to comply with any other provision of this Agreement, and such failure continues for a period of thirty days after written notification by the Credit Obligor of such failure;

                  (c) Warranties or Representations. Any warranty, representation or other statement by or on behalf of the Guarantor contained in this Agreement, or in any instrument furnished in compliance with or in reference to this Agreement, is false or misleading in any material respect and action which eliminates such falsity or misleading character is not completed for a period of thirty days after written notification by the Credit Obligor of such false or misleading statement;

                  (d) Default on Other Indebtedness. Default by the Guarantor in any payment of any obligation for money received as an advance (or any obligation under any conditional sale or other title retention agreement or any obligation issued or assumed as full or partial payment for property whether or not secured by purchase money lien or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any grace period provided with respect thereto, or default in the performance of any other agreement, term or condition contained in any agreement under which such obligation is created (or any other default under any such agreement which shall occur and be continuing beyond any period of grace provided with respect thereto), if the effect of such default would have a Material Adverse Effect, and such default shall remain uncured for a period of ten days after the Guarantor has notice thereof;

                  (e) Involuntary Bankruptcy Proceedings. A receiver, liquidator or trustee of the Guarantor, or of any of his Property, is appointed by court order and such order remains in effect for more than sixty days, or an order or decree for relief in an involuntary bankruptcy case is entered with respect to the Guarantor, or any of his Property is sequestered by court order and such order remains in effect for more than sixty days, or a petition is filed against the Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within sixty days after such filing;

                  (f) Voluntary Petitions. The Guarantor files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against him under any such law;

                  (g) General Assignment for Benefit of Creditors, etc. The Guarantor makes a general assignment for the benefit of his creditors, or is unable to pay his debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of the Guarantor, or of all or any part of his Property;

                  (h) Undischarged Final Judgments or Settlements. One or more final judgments shall be entered against the Guarantor, or the
         Guarantor shall enter into settlement of any litigation, which judgments and settlements are not covered by insurance, and which judgments and settlements will have a Material Adverse Effect on the Guarantor; or

                  (i) Other Defaults. The occurrence of an event of default under any of the other Financing Documents, the 1997 Credit Agreement or any Financing Document as defined therein and the expiration of the applicable grace period, if any, specified therein.

         SECTION 6.02    Remedies

         If an Event of Default exists, the Credit Obligor may proceed to protect its rights by suit in equity, action at law or other appropriate proceedings, whether for the specific performance of any covenant or agreement of the Guarantor herein contained or in aid of the exercise of any power or remedy granted to the Credit Obligor under any of the other Financing Documents. The Credit Obligor may proceed directly against the Guarantor hereunder without resorting to any other remedies which it may have and without proceeding against any other security held by the Credit Obligor.

         SECTION 6.03 Rights and Remedies of Credit Obligor in the Event of Bankruptcy, Etc. of Guarantor

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding, or any general assignment for the benefit of creditors, relative to the Guarantor, the Credit Obligor (irrespective of whether there has been a default under this Agreement or any of the other Financing Documents) shall be entitled and empowered to intervene in such proceedings, to file and prove a claim or claims for the whole amount owing and unpaid and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Credit Obligor (including any claim for reasonable compensation to the Credit Obligor, its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities reasonably incurred, and all advances made, by the Credit Obligor except as a result of its negligence or bad faith) allowed in such judicial proceedings, to collect and receive any moneys or other property payable or deliverable on any such claims, and to take such other action therein as the Credit Obligor may deem necessary or appropriate to protect its interests.

         SECTION 6.04   Agreement to Pay Attorneys' Fees

         In the event the Guarantor should default under any of the provisions of this Agreement and the Credit Obligor should employ attorneys or incur other expenses for the collection of any payments due hereunder or the enforcement of performance or observance of any agreement or covenant on the part of the Guarantor herein contained, the Guarantor will on demand therefor pay to the Credit Obligor the reasonable fees of such attorneys and such other reasonable expenses so incurred.

         SECTION 6.05   Waiver of Past Defaults

         The Credit Obligor may waive any past default hereunder and its consequences. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Agreement but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 6.06   No Additional Waiver Implied by One Waiver

         If any agreement contained in this Agreement should be breached by the Guarantor and thereafter waived by the Credit Obligor, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

         SECTION 6.07   Remedies Subject to Applicable Law

         All rights, remedies and powers provided by this Article may be exercised only to the extent the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Article are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable.


                               ARTICLE VII

                        Subordination Agreement

         The Guarantor does hereby covenant and agree:

                  (a) That payment of the Guarantor Indebtedness when due and payable in each month shall be and hereby is fully subordinated in priority to the prior payment to Credit Obligor of the Credit Obligor Indebtedness when due and payable in each month, provided, however, that so long as no event of default exists under the Credit Obligor Financing Documents the Guarantor may receive payment of the Guarantor Indebtedness when due and payable (but not in advance of originally scheduled due dates).

                  (b) That anything in any other contract, agreement or instrument to the contrary notwithstanding, (a) all right, title and interest of the Guarantor in and to the Collateral shall be and hereby are fully subordinated in priority to the right, title and interest of Credit Obligor in and to the Collateral as provided in the Credit Obligor Financing Documents without regard to the respective dates on which any of such interests were created and (b) that the claim of Credit Obligor upon all the Collateral shall be and hereby is prior and superior for all purposes to that of the Guarantor therein.

                  (c) Upon the occurrence of a default under any agreement or document evidencing, providing for, or securing the Guarantor Indebtedness or if the Guarantor Indebtedness shall become or be declared immediately due and payable, then an event of default shall be deemed to have simultaneously occurred under the Credit Obligor Indebtedness and the Credit Obligor Financing Documents and the same shall also become immediately due and payable, notwithstanding any inconsistent terms in any document or instrument relating to any of the foregoing. The Guarantor shall not, without the prior written consent of Credit Obligor, accelerate the maturity of, or institute any proceedings to enforce, any of the Guarantor Indebtedness.

                  (d) Upon the occurrence and continuation of an event of default under any agreement or document evidencing, providing for, or securing the Guarantor Indebtedness or the Credit Obligor Financing Indebtedness, Credit Obligor shall first be entitled to receive all proceeds and revenues from the Collateral when and as the same become available, in payment in full of all Credit Obligor Indebtedness prior to any of such proceeds or revenues being distributed to the Guarantor. If, before the conditions for defeasance and termination of the Credit Obligor Financing Documents shall have been satisfied in full, the Guarantor should receive any payment or amount in violation of this Agreement, or in the event that any payment or distribution of any assets of the Borrower of any kind or character (whether in cash, property or securities), shall be received by the Guarantor in violation of this Agreement, such payment, amount or distribution shall be held in trust for the benefit of, and shall be paid over upon demand to, Credit Obligor or its representative for application to the payment of the Credit Obligor Indebtedness until the Credit Obligor Financing Documents shall have been defeased and terminated as provided therein.

                  (e) Upon any payment or distribution of any of the assets of the Borrower of any kind or character upon any dissolution, winding up, total or partial liquidation, or reorganization of the Borrower, whether in voluntary or involuntary bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Borrower or otherwise, or upon the acceleration or maturity of the Credit Obligor Indebtedness and/or the Guarantor
         Indebtedness: (a) Credit Obligor shall first be entitled to receive all such assets in payment in full of the Credit Obligor Indebtedness before the Guarantor is entitled to receive any amount of such assets; and (b) any payment or distribution of any of the assets of the Borrower of any kind or character (whether in cash, property or securities) to which the Guarantor would be entitled except for the provisions of this Agreement shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, receiver, liquidating trustee, other custodian, agent or other person, directly to Credit Obligor or its representative, to the extent necessary to pay in full all indebtedness owed thereto, before any payment or distribution of such assets is made to the Guarantor.

                  (f) No right of Credit Obligor to enforce the subordination provided herein shall at any time or in any way be prejudiced or impaired by (a) any act or failure to act on the part of Credit Obligor, or (b) any noncompliance by Credit Obligor with the terms of any documents or instruments executed in connection with the Credit Obligor Financing Documents (regardless of any knowledge thereof that Credit Obligor may have or be charged with), or (c) any action Credit Obligor may take or refrain from taking with respect to the Credit Obligor Indebtedness or any security therefor, including without limitation any modification of the terms of the Credit Obligor Financing Documents or the granting or effecting of any release or settlement with respect to the Credit Obligor Indebtedness or any security therefor. Any waiver by Credit Obligor of any breach hereof by the Guarantor or any indulgence by Credit Obligor to the Guarantor shall apply only to the separate occasion thereof and shall not affect the continuing obligation of the Guarantor hereunder.

                  (g) The Guarantor hereby agrees to execute and deliver to Credit Obligor at its request such other, further or additional agreements, requests, demands, notices, powers of attorney or other writings as, in the sole discretion or opinion of Credit Obligor, may be necessary or convenient in order to carry out the intent and purpose hereof, or to effectuate this Agreement.


                                  ARTICLE VIII

                       Provisions of General Application

         SECTION 8.01   Jurisdiction

         The Guarantor irrevocably (a) agrees that any suit, action or other legal proceeding arising out of this Agreement may be brought in the courts of record of the State of Alabama or the courts of the United States located in the State of Alabama; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding, and (c) waives any objection which the Guarantor may have to the laying of venue of any such suit, action or proceeding in any of such courts.

         SECTION 8.02    Benefit of the Agreement

         This Agreement is entered into by the Guarantor for the benefit of the Credit Obligor. The Guarantor agrees to pay all reasonable and necessary costs, expenses and fees, including all reasonable attorneys' fees, which may be incurred by the Credit Obligor in enforcing or attempting to enforce this Agreement pursuant to the provisions hereof, whether the same shall be enforced by suit or otherwise.

         SECTION 8.03    Notices

         (a) Any request, demand, authorization, direction, notice, consent, or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with, the Guarantor or the Credit Obligor shall be sufficient for every purpose hereunder if in writing and (except as otherwise provided in this Agreement) either (i) delivered personally to the party or, if such party is not an individual, to an officer, or other legal representative of the party to whom the same is directed (provided that any document delivered personally to the Credit Obligor must be delivered at its Principal Office during normal business hours) at the addresses specified below, or (ii) mailed by first-class, registered or certified mail, postage prepaid to the addresses specified below, or (iii) sent by nationally recognized overnight courier service to the addresses specified below; provided either party may change the address for receiving any such notice or document by giving notice of the change to the other party as provided in this Section:

                  Cavalier Homes, Inc.
                  Highway 41 North Cavalier Road
                  Addison, AL 35540

                  Attention: Chief Executive Officer

                  First Commercial Bank
                  2000 SouthBridge Parkway
                  Birmingham, Alabama  35209

                  Attention: Commercial Lending

         (b) Any such notice or other document shall be deemed delivered when actually received by the party to whom directed (or, if such party is not an individual, to an officer, or other legal representative of the party) at the address specified pursuant to this Section, or, if sent by mail, 3 days after such notice or document is deposited in the United States mail, proper postage prepaid, addressed as provided above.

         SECTION 8.04    Reproduction of Documents

         The Guarantor hereby agrees that any Financing Document and all documents relating thereto, including, without limitation, (a) supplements, consents, waivers and modifications which may hereafter be executed, (b) documents received by the Credit Obligor at any closing of any purchase of the Bonds and (c) financial statements, certificates and other information previously or hereafter furnished to the Credit Obligor, may be reproduced by the Credit Obligor by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and they may destroy any original document so reproduced. To the extent permitted by law, the Guarantor agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by them in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         SECTION 8.05    Survival

         All warranties, representations and covenants made by the Guarantor herein or on any certificate or other instrument delivered by or on behalf of the Guarantor under this Agreement shall be considered to have been relied upon by the Credit Obligor regardless of any investigation made by it or on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Guarantor hereunder.

         SECTION 8.06    Successors and Assigns

         The terms of this Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of each of the parties.

         SECTION 8.07    Effective Date of Agreement

         The obligations of the Guarantor  hereunder shall arise  absolutely and
unconditionally   when  the  Credit  Agreement  shall  have  been  executed  and delivered.

         SECTION 8.08    Entire Agreement; Counterparts

         This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and may be executed simultaneously in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         SECTION 8.09    Severability

         The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections contained in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement, or any part thereof.

         SECTION 8.10    Date For Identification Purposes Only

         The date of this Agreement is for identification purposes only and is not intended to indicate that this Agreement was executed on such date.

         SECTION 8.11    Exceptions to Covenants

         The Guarantor shall not be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

                 [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be executed under seal in its name and on its behalf by officers thereof duly authorized thereunto, and the Credit Obligor has executed this Agreement by causing its name to be hereunto subscribed by one of its duly authorized officers, all as of the day and year first above written.

                                      CAVALIER HOMES, INC.



                                      By:     /s/ Michael R. Murphy
                                         ---------------------------------------
                                      Name:       Michael R. Murphy
                                           -------------------------------------
                                      Title:      Secretary
                                            ------------------------------------


                                      Accepted:

                                      FIRST COMMERCIAL BANK



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                             -----------------------------------

STATE OF ALABAMA )

  Winston        COUNTY )

         The undersigned, a Notary Public in and for said County in said State, hereby certify that Michael R. Murphy, whose name as Secretary of Cavalier
Homes, Inc., a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said Limited Credit Guaranty Agreement, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this the 21st day of September, 1999.


                                                  /s/ Shirley Ann Barnett
                                                     ---------------------------
                                                       Notary Public

AFFIX SEAL
My commission expires:   2-4-2001